MAY 1, 2025
SUPPLEMENT TO
COMBINED STATEMENT OF ADDITIONAL INFORMATION
FOR HARTFORD SYSTEMATIC ETFS
DATED JANUARY 28, 2025
This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information (“SAI”).
Effective May 1, 2025, the fiscal year end of Lattice Strategies Trust and each of its series (collectively, the “Systematic ETFs”) will change from September 30 to July 31.
This Supplement should be retained with your SAI for future reference.